Exhibit 10.4(h)

BROWN & BROWN, INC.

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT, dated June 1, 2009 (this “Agreement”), is made and entered into by and between BROWN & BROWN, INC., a Florida corporation (the “Company”), and Anthony Strianese, a resident of the State of Georgia (the “Employee”).

1. Definitions. “Company” means Brown & Brown, Inc. as well as any successor entity formed by merger or acquisition, including any company that may acquire a majority of the stock of Brown & Brown, Inc. and, with respect to Sections 8, 9 and 10 hereof, also means its subsidiaries, affiliated companies and any company operated or managed by the Company as of the time this Agreement is entered into, and as of the time the Agreement is terminated. With respect to Section 9 hereof, “Employee” also means any company or business in which Employee has an equity interest or a controlling or managing interest.

2. Employment. The Company hereby employs or continues to employ Employee upon the terms and conditions set forth in this Agreement.

3. Term. The term of the Agreement shall be continuous until terminated by either party, except that termination shall be subject to the provisions of Section 7, below.

4. Extent of Duties. Employee shall work full time for the Company and shall also perform such duties as specified from time to time by the Company. During the term of Employee’s employment under this Agreement, Employee shall not, directly or indirectly, engage in the insurance business in any of its phases, either as a broker, agent, solicitor, consultant or participant, in any manner or in any firm or corporation engaged in the business of insurance or reinsurance, except for the account of the Company or as directed by the Company. Unless otherwise agreed, Employee shall devote all of Employee’s productive time to duties outlined in this Section 4 and shall not engage in any other gainful employment without written consent of the Company.

5. Compensation.

(a) If Employee is a Producer, then Employee’s compensation will be based on the commission system in effect and applicable at this time to the undersigned. Employee acknowledges that the commission structure has been explained to Employee, and understands that the system may be changed at any time upon notice to Employee.

(b) If Employee is not a Producer, then Employee’s compensation shall be as agreed between Company and Employee from time to time.

6. Benefits. Employee shall be entitled to enjoy the same benefits as generally conferred upon any other employees of comparable rank within the Company. This includes plans such as life and health insurance. Employee acknowledges that the applicable benefits have been explained to Employee. Employee understands that such benefits are provided by the Company at the Company’s discretion and may be changed, increased, decreased or eliminated from time to time. Employee also understands that the Company reserves the right to approve business development and entertainment privileges on a case-by-case basis to Producers based upon the discretion of management, without granting equal or equivalent privileges to other Producers.

7. Termination. The employment relationship memorialized by this Agreement may be terminated by Company or Employee at any time, with or without cause. Termination of Employee’s employment under this Agreement shall not release either Employee or the Company from obligations hereunder arising or accruing through the date of such termination nor from the provisions of Sections 8, 9 and 10 of this Agreement. On notice of termination of or by the Employee, the Company has the power to suspend the Employee from all duties on the date notice is given, and to immediately require return of all professional documentation as described in the Agreement. Company has the further right to impound all property on Company premises, including such property owned by Employee, for a reasonable time following termination, to permit Company to inventory the property and ensure that its property and trade secrets are not removed from the premises. Employee acknowledges that Employee has no right or expectation of privacy with respect to property kept on Company premises, including any such information maintained on computer systems utilized by Employee during employment by Company.

8. Confidential Information; Covenant Not to Solicit or Service Customers or Prospective Customers; Related Matters.

(a) Employee recognizes and acknowledges that the Confidential Information (as hereafter defined) constitutes valuable, secret, special, and unique assets of Company. Employee covenants and agrees that, during the term of this Agreement and for a period of two (2) years following termination of Employee’s employment with the Company for any reason (whether voluntary or involuntary), Employee will not disclose the Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose without the express written approval of Company and will not use the Confidential Information except in Company’s business. It is expressly understood and agreed that the Confidential Information is the property of Company and must be immediately returned to Company upon demand. The term “Confidential Information” includes all information, whether or not reduced to written or recorded form, that is related to Company and that is not generally known to competitors of the Company nor intended for general dissemination, whether furnished by Company or compiled by Employee, including but not limited to: (i) lists of the Company’s customers, insurance carriers, Company accounts and records pertaining thereto; and (ii) prospect lists, policy forms, and/or rating information, expiration dates, information on risk characteristics, information concerning insurance markets for large or unusual risks, and all other types of written information customarily used by Company or available to the Employee. Employee understands that it is Company’s intention to maintain the confidentiality of this information notwithstanding that employees of Company may have free access to the information for the purpose of performing their duties with Company, and notwithstanding that employees who are not expressly bound by agreements similar to this agreement may have access to such information for job purposes. Employee acknowledges that it is not practical, and shall not be necessary, to mark such information as “confidential,” nor to transfer it within the Company by confidential envelope or communication, in order to preserve the confidential nature of the information.

(b) For a period of two (2) years following termination of Employee’s employment with the Company for any reason (whether voluntary or involuntary), Employee specifically agrees not to solicit, divert, accept, nor service, directly or indirectly, as insurance solicitor, insurance agent, insurance broker, insurance wholesaler, managing general agent, or otherwise, for Employee’s account or the account of any other agent, broker, or insurer, either as officer, director, stockholder, owner, partner, employee, promoter, consultant, manager, or otherwise, any insurance or bond business of any kind or character from any person, firm, corporation, or other entity, that is a customer or account of the Company during the term of this Agreement, or from any prospective customer or account to whom the Company made proposals about which Employee had knowledge, or in which Employee participated, during the last two (2) years of

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Employee’s employment with Company. For purposes of this Agreement, Employee acknowledges that informing existing clients or prospects that Employee is or may be leaving Company prior to leaving employment of Company shall be deemed to constitute prohibited solicitation under this Agreement.

(c) Employee agrees that Company shall have the right to communicate the terms of this Agreement to any third parties, including but not limited to, any past, present or prospective employer of Employee. Employee waives any right to assert any claim for damages against Company or any officer, employee or agent of Company arising from disclosure of the terms of this Agreement.

(d) In the event of a breach or threatened breach of the provisions of this Section 8, Company shall be entitled to injunctive relief as well as any other applicable remedies at law or in equity. Employee understands and agrees that without such protection, Company’s business would be irreparably harmed, and that the remedy of monetary damages alone would be inadequate.

(e) Should legal proceedings (including arbitration proceedings) have to be brought by the Company against the Employee to enforce this Agreement, the period of restriction under this Section 8 shall be deemed to begin running on the date of entry of an order granting the Company preliminary injunctive relief and shall continue uninterrupted for the next succeeding two (2) years. The Employee acknowledges that the purposes of this Section 8 would be frustrated by measuring the period of restriction from the date of termination of employment where the Employee failed to honor the Agreement until directed to do so by court order.

(f) The provisions of this Section 8 shall be independent of any other provision of this Agreement, and the existence of any claim or cause of action by the Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement of this Section 8 by the Company.

(g) Should a court of competent jurisdiction declare any of the covenants set forth in this Section 8 unenforceable, each of the parties hereto agrees that such court shall be empowered and shall grant Company injunctive relief reasonably necessary to protect its interest with respect to the enforceable provisions hereof.

9. Organizing Competitive Businesses; Soliciting Company Employees. Employee agrees that so long as Employee is working for Company, Employee will not undertake the planning or organizing of any business activity competitive with the work Employee performs. Employee agrees that Employee will not, for a period of two (2) years following termination of Employee’s employment with the Company for any reason (whether voluntary or involuntary), directly or indirectly solicit or seek to induce any of the Company’s employees to leave the Company’s employ for any reason, including, without limitation, to work for Employee or any other competitive company. Employee acknowledges and agrees that all activities under this Section 9 shall be presumed to be in aid of prohibited solicitation under the terms of Section 8 of this Agreement, and shall justify injunctive relief as provided in Section 8.

10. Protection of Company Property. All records, files, manuals, lists of customers, blanks, forms, materials, supplies, computer programs and other materials furnished to the Employee by the Company, used by Employee on its behalf, or generated or obtained by Employee during the course of Employee’s employment, shall be and remain the property of Company. Employee shall be deemed the bailee thereof for the use and benefit of Company and shall safely keep and preserve such property, except as consumed in the normal business operations of Company. Employee acknowledges that this property is confidential and is not readily accessible to Company’s competitors. Upon termination of employment hereunder, the Employee shall immediately deliver to Company or its authorized representative all such property, including all copies, remaining in the Employee’s possession or control.

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11. Attorneys’ Fees. In the event of a dispute concerning the terms of this Agreement, each party shall bear its own attorney’s fees, court costs, and other dispute-related costs and expenses.

12. Notices.

(a) Each party giving or making any notice or other communication (each, a “Notice”) pursuant to this Agreement shall: (i) give the Notice in writing; and (ii) use one of the following methods of delivery: (A) personal delivery; (B) registered or certified mail, in each case, return receipt requested and postage prepaid; (C) nationally recognized overnight courier, with all fees prepaid; or (D) facsimile.

(b) Notices shall be addressed as indicated below, or to such other addressee or to such other address as may be designated by a party in a Notice pursuant to this Section 12:

If to Company:	Brown & Brown, Inc.
3101 W. Martin Luther King Jr. Blvd.
Suite 400
Tampa, FL 33607
Attention: Laurel L. Grammig, General Counsel
Facsimile No.: (813) 222-4464

If to Employee:	Most current residence address on file with Company

13. Waiver of Breach. The waiver by either party of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any subsequent breach by the other party.

14. Entire Agreement. This instrument contains the entire agreement of the parties. All employment agreements entered into which are dated prior to this Agreement are considered null and void, unless and to the extent otherwise stated herein. This Agreement may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

15. Binding Effect. This Agreement shall be binding on and inure to the benefit of the respective parties and their respective heirs, legal representatives, successors and assigns. No assignment, consent by Employee, or notice to Employee shall be required to render this Agreement enforceable by any entity defined as “Company” in this Agreement.

16. Interpretation. This Agreement shall not be construed or interpreted in a manner adverse to any party on the grounds that such party was responsible for drafting any portion of it.

17. Waiver of Jury Trial. Employee and Company hereby knowingly, voluntarily and intentionally waive any right either may have to a trial by jury with respect to any litigation related to or arising out of, under or in conjunction with this Agreement, or Employee’s employment with the Company.

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18. Assignment and Enforcement. Employee agrees that Company may assign this Agreement to any entity in connection with any sale or transfer of some or all of Company’s assets or subsidiary corporations, or the merger or other business combination by Company with or into any business entity. Employee further agrees to be found by the provisions of this Agreement for benefit of the Company or its parent or any subsidiary or affiliate thereof to whose employ Employee may be transferred, without the necessity that this Agreement or another employment agreement be re-executed at the time of such transfer. Employee may not assign or delegate Employee’s rights or obligations hereunder in whole or in part without the Company’s prior written consent. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties’ respective successors and assigns.

19. Governing Law. This Agreement shall be governed by and construed and enforced according to the internal laws of the State of Florida, excluding laws related to conflicts of law.

IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first set forth above.

Witnesses (2):	BROWN & BROWN, INC.

1.	By:
	Name:	B. Pinkalla
2.	Title:	LEADERSHIP DEVELOPMENT
As to Company

Witnesses (2):	EMPLOYEE

1.
	Print Name:	Anthony Strianese
2.
As to Employee

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of March 26, 2003 (the “Effective Date”), is made and entered into by and between PEACHTREE SPECIAL RISK BROKERS, LLC., a Georgia limited liability company, with business locations in Georgia, Florida, New York, North Carolina and California (the “Company”), and ANTHONY STRIANESE, a resident of the State of Georgia (“Employee”).

WITNESSETH:

WHEREAS, Employee is employed with the Company as its Profit Center Manager and, in that capacity, works as an insurance broker (“Producer”) and supervises the work performed by all of the Producers and other personnel employed by the Company; and

WHEREAS, the Company’s offer of continued employment is contingent upon Employee executing and delivering this Agreement;

THEREFORE, for and in consideration of the foregoing and the agreements set forth below, the parties agree as follows:

1. Definitions. The “Company” means Peachtree Special Risk Brokers, LLC, as well as any successor entity formed by merger or acquisition, including any company that may acquire a majority interest in Peachtree Special Risk Brokers, LLC. With respect to Section 11 hereof, “Employee” also means any company or business in which Employee has an equity interest or a controlling or managing interest.

2. Employment. The Company hereby continues to employ Employee upon the terms and conditions set forth in this Agreement.

3. Term. The term of the Agreement shall be continuous until terminated by either party, except that termination shall be subject to the provisions of Section 7, below.

4. Extent of Duties. Employee shall continue to work full time for the Company and shall also perform such duties as specified from time to time by the Company. During the term of Employee’s employment under this Agreement, Employee shall not, directly or indirectly, engage in the insurance business in any of its phases, either as a broker, agent, solicitor, consultant or participant, in any manner or in any firm or corporation engaged in the business of insurance or reinsurance, except for the account of the Company or as directed by the Company. Unless otherwise agreed, Employee shall devote all of Employee’s productive time to duties outlined in this paragraph and shall not engage in any other gainful employment without written consent of the Company.

5. Compensation. Employee’s compensation will be as agreed between Employee and the Company from time to time.

6. Benefits. Employee shall be entitled to enjoy the same benefits as conferred upon any other employees of comparable rank within the Company. This includes plans such as life and health insurance, sick pay, and paid vacation. Employee acknowledges that the applicable benefits have been explained to Employee. Employee understands that such benefits are provided by the Company at the Company’s discretion and may be changed, increased, decreased or eliminated from time to time. Employee also understands that the Company reserves the right to approve business development and entertainment privileges on a case-by-case basis to Producers based upon the discretion of management, without granting equal or equivalent privileges to other Producers.

7. Termination. The employment relationship memorialized by this Agreement may be terminated by Company or Employee at any time, with or without cause. Termination of Employee’s employment under this Agreement shall not release either Employee or the Company from obligations hereunder arising or accruing through the date of such termination nor from the provisions of this Agreement concerning post-termination obligations, including, without limitation, Sections 8, 9, 10 and 11. On notice of termination of or by the Employee, the Company has the power to suspend the Employee from all duties on the date notice is given, and to immediately require return of all professional documentation as described in the Agreement. Company has the further right to impound all property on Company premises, including such property owned by Employee, for a reasonable time following termination, to permit Company to inventory the property and ensure that its property and trade secrets are not removed from the premises. Employee acknowledges that Employee has no right or expectation of privacy with respect to property kept on Company premises, including any such information maintained on computer or phone voice mail systems utilized by Employee during employment by Company.

8. Relationship of the Company and Employee. Employee recognizes that during the course of Employee’s employment with the Company, the Company will disclose or make available to Employee confidential information that could be used by Employee on behalf of a competitor of the Company to the Company’s substantial detriment. Employee acknowledges that the Company, through its expertise and reputation in the insurance agency industry, its support services and personnel, and follow-up work, will contribute substantially to Employee’s development as an effective insurance broker. Employee further acknowledges that (a) during the course of Employee’s employment, Employee will use the confidential information given to Employee by the Company or developed by Employee as an employee of the Company to become a principal contact with certain customers of the Company, including retail insurance agents who place business through the Company, (b) the relationship Employee will develop with such customers as a result of the Company’s training and Employee’s commitment of time while in the Company’s employment is necessarily a personal relationship that involves elements of personal service and trust, and (c) during the course of employment, Employee will develop good will for the Company with such customers, all of which are the sole and exclusive property of the Company. Employee further acknowledges that the good will that the Company enjoys is the principal asset of the Company. In view of the foregoing, Employee acknowledges and agrees that the restrictive covenants contained in this Agreement are reasonably necessary to protect the Company’s legitimate business interests and good will.

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9. Non-Disclosure. (a) For purposes of this Agreement, the term “Confidential Information” includes each, every, and all written or recorded documentation or information related to the insurance agency and/or brokerage business of the Company or any of its affiliates (whether constituting a trade secret or not) which is or has been disclosed to Employee or of which Employee became aware as a consequence of or through Employee’s relationship to the Company and which has value to the Company and is not generally known to the Company’s competitors including, but not limited to: (i) lists of the Company’s customers, including, without limitation, the retail insurance agents who place business through the Company, and insurance companies and records pertaining thereto; and (ii) customer lists, prospect lists, policy forms, and/or rating information, expiration dates, information on risk characteristics, information concerning insurance markets for large or unusual risks, and all other types of written or recorded documentation or information customarily used by the Company. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company (except where such public disclosure has been made by Employee without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

(b) Employee recognizes and acknowledges that the Confidential Information constitutes a valuable, secret, special, and unique asset of the Company that comprises a substantial part of the Company’s value. Employee covenants and agrees that Employee will not, during the time Employee is employed by the Company and for a period of two (2) years following the date Employee’s employment with the Company is terminated for any reason, use or disclose the Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose without the express written approval of the Company. It is expressly understood and agreed that the Confidential Information is the property of the Company and that all Confidential Information existing in tangible or written form must be immediately returned to the Company upon demand therefor at any time after the Effective Date.

(c) Notwithstanding the foregoing provisions of this Section 9, Employee may make disclosures required by a valid order or subpoena issued by a court or administrative agency of competent jurisdiction, on the condition that Employee has notified the Company of such order or subpoena at least 14 days in advance of the required disclosure date in order to provide the Company an opportunity to protect its interest.

10. Non-Piracy. During the time Employee is employed by the Company and for a period of two (2) years following the date Employee’s employment with the Company is terminated or ceases for any reason (the “Termination Date”), Employee agrees not to solicit or divert, directly or indirectly, as insurance broker, insurance solicitor, or insurance agent, for Employee’s account or the account of any other broker, agent, or insurer, any customer or insurance or bond account of any kind that is serviced by the Company on the Termination Date or within one (1) year prior to such date.

11. Non-Solicitation of Employees. Employee agrees that Employee will not, during the time Employee is employed by the Company and for a period of two (2) years following the Termination Date, directly or indirectly solicit or seek to induce any of the employees of the Company to leave employment with the Company for any reason, including, without limitation, soliciting such employees to work for any competitor of the Company.

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12. Communication of Terms. Employee agrees that the Company shall have the right to communicate the terms of this Agreement to any present or prospective customer, any employer or prospective employer of Employee, or any other party, and the Company shall incur no liability to Employee by reason of disclosure of the terms of this Agreement.

13. Remedies. In the event of a breach of the provisions of this Agreement, the Company shall be entitled to injunctive relief as well as any other applicable remedies at law or in equity. Should a court of competent jurisdiction declare any of the covenants set forth in this Agreement unenforceable due to an unreasonable geographical restriction or duration, or otherwise, each of the parties hereto agrees that such court shall be empowered and shall grant each injured party injunctive relief reasonably necessary to protect its interest, to the extent permitted by applicable law.

14. Waiver. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this section may not be waived except as herein set forth.

15. Attorneys’ Fees. If any litigation arises hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees and costs at both the trial and appellate levels.

16. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by Certified Mail or delivered by hand to:

Employee at:

Peachtree Special Risk Brokers, LLC

250 Corporate Center Court

Stockbridge, GA 30281

and to the Company at:

Peachtree Special Risk Brokers, LLC

c/o Brown & Brown, Inc.

401 E. Jackson Street, Suite 1700

Tampa, Florida 33602

Attn: Laurel L. Grammig, General Counsel

or such other address as either party shall give to the other in writing for this purpose.

17. Amendment. This Agreement cannot be altered, amended, changed, or modified in any respect or particular unless each such alteration, amendment, change, or modification shall have been agreed to by each of the parties hereto and reduced to writing in its entirety and signed and delivered by each party.

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18. Severability. If any provision or covenant, or any part thereof, of this Agreement should be held by any court to be illegal, invalid or unenforceable, either in whole or in part, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining provisions or covenants, or any part thereof, all of which shall remain in full force and effect to the maximum extent permitted by applicable law.

19. Assignment and Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, personal representatives, heirs, successors, and assigns, including any successor by virtue of merger or acquisition, and Employee expressly consents to any assignment of this Agreement to any successor in interest.

20. Entire Agreement. This Agreement contains all of the terms and conditions agreed to between the parties as to the subject matter hereof, and there are no oral agreements relating to the transactions covered hereby. Any prior agreement between the parties or their respective affiliates with respect to the subject matter hereof shall be of no further force and effect, and to the extent of any such prior agreements this Agreement shall be deemed a novation, good and sufficient consideration for which is acknowledged by all parties hereto.

21. Further Assurances. The parties agree to execute and deliver such other and further instruments and documents as may be necessary to implement and effectuate the terms of this Agreement.

22. Counterparts. This Agreement may be executed in counterparts, all of which together shall comprise one and the same instrument.

23. Governing Law. This Agreement has been made in the State of Georgia and shall be governed by and construed and enforced in accordance with internal Georgia law, without regard to conflicts of laws principles.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

PEACHTREE SPECIAL RISK BROKERS, LLC

By:
Name:	J. Powell Brown
Title:	Regional Executive Vice President
3/28/03

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ANTHONY STRIANESE

3-26-03

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EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of                     , 2003 (the “Effective Date”), is made and entered into by and between PEACHTREE SPECIAL RISK BROKERS, LLC., a Georgia limited liability company, with business locations in Georgia, Florida, New York, North Carolina and California (the “Company”), and ANTHONY STRIANESE, a resident of the State of Georgia (“Employee”).

WITNESSETH:

WHEREAS, Employee is employed with the Company as its Profit Center Manager and, in that capacity, works as an insurance broker (“Producer”) and supervises the work performed by all of the Producers and other personnel employed by the Company; and

WHEREAS, the Company’s offer of continued employment is contingent upon Employee executing and delivering this Agreement;

THEREFORE, for and in consideration of the foregoing and the agreements set forth below, the parties agree as follows:

1. Definitions. The “Company” means Peachtree Special Risk Brokers, LLC, as well as any successor entity formed by merger or acquisition, including any company that may acquire a majority interest in Peachtree Special Risk Brokers, LLC. With respect to Section 11 hereof, “Employee” also means any company or business in which Employee has an equity interest or a controlling or managing interest.

2. Employment. The Company hereby continues to employ Employee upon the terms and conditions set forth in this Agreement.

3. Term. The term of the Agreement shall be continuous until terminated by either party, except that termination shall be subject to the provisions of Section 7, below.

4. Extent of Duties. Employee shall continue to work full time for the Company and shall also perform such duties as specified from time to time by the Company. During the term of Employee’s employment under this Agreement, Employee shall not, directly or indirectly, engage in the insurance business in any of its phases, either as a broker, agent, solicitor, consultant or participant, in any manner or in any firm or corporation engaged in the business of insurance or reinsurance, except for the account of the Company or as directed by the Company. Unless otherwise agreed, Employee shall devote all of Employee’s productive time to duties outlined in this paragraph and shall not engage in any other gainful employment without written consent of the Company.

5. Compensation. Employee’s compensation will be as agreed between Employee and the Company from time to time.

6. Benefits. Employee shall be entitled to enjoy the same benefits as conferred upon any other employees of comparable rank within the Company. This includes plans such as life and health insurance, sick pay, and paid vacation. Employee acknowledges that the applicable benefits have been explained to Employee. Employee understands that such benefits are provided by the Company at the Company’s discretion and may be changed, increased, decreased or eliminated from time to time. Employee also understands that the Company reserves the right to approve business development and entertainment privileges on a case-by-case basis to Producers based upon the discretion of management, without granting equal or equivalent privileges to other Producers.

7. Termination. The employment relationship memorialized by this Agreement may be terminated by Company or Employee at any time, with or without cause. Termination of Employee’s employment under this Agreement shall not release either Employee or the Company from obligations hereunder arising or accruing through the date of such termination nor from the provisions of this Agreement concerning post-termination obligations, including, without limitation, Sections 8, 9, 10 and 11. On notice of termination of or by the Employee, the Company has the power to suspend the Employee from all duties on the date notice is given, and to immediately require return of all professional documentation as described in the Agreement. Company has the further right to impound all property on Company premises, including such property owned by Employee, for a reasonable time following termination, to permit Company to inventory the property and ensure that its property and trade secrets are not removed from the premises. Employee acknowledges that Employee has no right or expectation of privacy with respect to property kept on Company premises, including any such information maintained on computer or phone voice mail systems utilized by Employee during employment by Company.

8. Relationship of the Company and Employee. Employee recognizes that during the course of Employee’s employment with the Company, the Company will disclose or make available to Employee confidential information that could be used by Employee on behalf of a competitor of the Company to the Company’s substantial detriment. Employee acknowledges that the Company, through its expertise and reputation in the insurance agency industry, its support services and personnel, and follow-up work, will contribute substantially to Employee’s development as an effective insurance broker. Employee further acknowledges that (a) during the course of Employee’s employment, Employee will use the confidential information given to Employee by the Company or developed by Employee as an employee of the Company to become a principal contact with certain customers of the Company, including retail insurance agents who place business through the Company, (b) the relationship Employee will develop with such customers as a result of the Company’s training and Employee’s commitment of time while in the Company’s employment is necessarily a personal relationship that involves elements of personal service and trust, and (c) during the course of employment, Employee will develop good will for the Company with such customers, all of which are the sole and exclusive property of the Company. Employee further acknowledges that the good will that the Company enjoys is the principal asset of the Company. In view of the foregoing, Employee acknowledges and agrees that the restrictive covenants contained in this Agreement are reasonably necessary to protect the Company’s legitimate business interests and good will.

9. Non-Disclosure. (a) For purposes of this Agreement, the term “Confidential Information” includes each, every, and all written or recorded documentation or information related to the insurance agency and/or brokerage business of the Company or any of its affiliates (whether constituting a trade secret or not) which is or has been disclosed to Employee or of which Employee became aware as a consequence of or through Employee’s relationship to the Company and which has value to the Company and is not generally known to the Company’s competitors including, but not limited to: (i) lists of the Company’s customers, including, without limitation, the retail insurance agents who place business through the Company, and insurance companies and records pertaining thereto; and (ii) customer lists, prospect lists, policy forms, and/or rating information, expiration dates, information on risk characteristics, information concerning insurance markets for large or unusual risks, and all other types of written or recorded documentation or information customarily used by the Company. Confidential Information shall not include any data or information that has been voluntarily disclosed to the public by the Company (except where such public disclosure has been made by Employee without authorization) or that has been independently developed and disclosed by others, or that otherwise enters the public domain through lawful means.

(b) Employee recognizes and acknowledges that the Confidential Information constitutes a valuable, secret, special, and unique asset of the Company that comprises a substantial part of the Company’s value. Employee covenants and agrees that Employee will not, during the time Employee is employed by the Company and for a period of two (2) years following the date Employee’s employment with the Company is terminated for any reason, use or disclose the Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose without the express written approval of the Company. It is expressly understood and agreed that the Confidential Information is the property of the Company and that all Confidential Information existing in tangible or written form must be immediately returned to the Company upon demand therefor at any time after the Effective Date.

(c) Notwithstanding the foregoing provisions of this Section 9, Employee may make disclosures required by a valid order or subpoena issued by a court or administrative agency of competent jurisdiction, on the condition that Employee has notified the Company of such order or subpoena at least 14 days in advance of the required disclosure date in order to provide the Company an opportunity to protect its interest.

10. Non-Piracy. During the time Employee is employed by the Company and for a period of two (2) years following the date Employee’s employment with the Company is terminated or ceases for any reason (the “Termination Date”), Employee agrees not to solicit or divert, directly or indirectly, as insurance broker, insurance solicitor, or insurance agent, for Employee’s account or the account of any other broker, agent, or insurer, any customer or insurance or bond account of any kind that is serviced by the Company on the Termination Date or within one (1) year prior to such date.

11. Non-Solicitation of Employees. Employee agrees that Employee will not, during the time Employee is employed by the Company and for a period of two (2) years following the Termination Date, directly or indirectly solicit or seek to induce any of the employees of the Company to leave employment with the Company for any reason, including, without limitation, soliciting such employees to work for any competitor of the Company.

12. Communication of Terms. Employee agrees that the Company shall have the right to communicate the terms of this Agreement to any present or prospective customer, any employer or prospective employer of Employee, or any other party, and the Company shall incur no liability to Employee by reason of disclosure of the terms of this Agreement.

13. Remedies. In the event of a breach of the provisions of this Agreement, the Company shall be entitled to injunctive relief as well as any other applicable remedies at law or in equity. Should a court of competent jurisdiction declare any of the covenants set forth in this Agreement unenforceable due to an unreasonable geographical restriction or duration, or otherwise, each of the parties hereto agrees that such court shall be empowered and shall grant each injured party injunctive relief reasonably necessary to protect its interest, to the extent permitted by applicable law.

14. Waiver. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this section may not be waived except as herein set forth.

15. Attorneys’ Fees. If any litigation arises hereunder, the prevailing party shall be entitled to reasonable attorneys’ fees and costs at both the trial and appellate levels.

16. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by Certified Mail or delivered by hand to:

Employee at:

Peachtree Special Risk Brokers, LLC

250 Corporate Center Court

Stockbridge, GA 30281

and to the Company at:

Peachtree Special Risk Brokers, LLC

c/o Brown & Brown, Inc.

401 E. Jackson Street, Suite 1700

Tampa, Florida 33602

Attn: Laurel L. Grammig, General Counsel

or such other address as either party shall give to the other in writing for this purpose.

17. Amendment. This Agreement cannot be altered, amended, changed, or modified in any respect or particular unless each such alteration, amendment, change, or modification shall have been agreed to by each of the parties hereto and reduced to writing in its entirety and signed and delivered by each party.

18. Severability. If any provision or covenant, or any part thereof, of this Agreement should be held by any court to be illegal, invalid or unenforceable, either in whole or in part, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining provisions or covenants, or any part thereof, all of which shall remain in full force and effect to the maximum extent permitted by applicable law.

19. Assignment and Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, personal representatives, heirs, successors, and assigns, including any successor by virtue of merger or acquisition, and Employee expressly consents to any assignment of this Agreement to any successor in interest.

20. Entire Agreement. This Agreement contains all of the terms and conditions agreed to between the parties as to the subject matter hereof, and there are no oral agreements relating to the transactions covered hereby. Any prior agreement between the parties or their respective affiliates with respect to the subject matter hereof shall be of no further force and effect, and to the extent of any such prior agreements this Agreement shall be deemed a novation, good and sufficient consideration for which is acknowledged by all parties hereto.

21. Further Assurances. The parties agree to execute and deliver such other and further instruments and documents as may be necessary to implement and effectuate the terms of this Agreement.

22. Counterparts. This Agreement may be executed in counterparts, all of which together shall comprise one and the same instrument.

23. Governing Law. This Agreement has been made in the State of Georgia and shall be governed by and construed and enforced in accordance with internal Georgia law, without regard to conflicts of laws principles.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:

PEACHTREE SPECIAL RISK BROKERS, LLC

By:
Name:
Title:

ANTHONY STRIANESE

3-26-03